UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

3DIcon Corporation

 (Exact name of registrant as specified in charter)

Oklahoma	333- 143761	73-1479206
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

6804 South Canton Avenue, Suite 150	74136
Tulsa, OK	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

A letter to the shareholders of 3DIcon Corporation (the “Company”) was issued on August 16, 2011.  A copy of the letter from the Company’s Chief Executive Officer, Sidney A. Aroesty, is attached herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No .	Description

99.1	Letter to shareholders from 3DIcon’s Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2011	3DICON CORPORATION

By: /s/ Sidney A. Aroesty
Name: Sidney Aroesty
Position: Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Letter to shareholders from 3DIcon’s Chief Executive Officer